Exhibit 28









                         JERSEY CENTRAL POWER & LIGHT COMPANY
                         EMPLOYEE SAVINGS PLAN FOR BARGAINING
                                    UNIT EMPLOYEES

                       REPORT ON AUDITS OF FINANCIAL STATEMENTS
                                 for the years ended
                              December 31, 1996 and 1995

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